CONTINGENCIES	6 Months Ended
Jun. 30, 2021
Disclosure of contingent liabilities [abstract]
CONTINGENCIES	CONTINGENCIES
ArcelorMittal may be involved in litigation, arbitration or other legal proceedings. Provisions related to legal and arbitral proceedings are recorded in accordance with the principles described in note 9 to the consolidated financial statements for the year ended December 31, 2020.
Most of these claims involve highly complex issues. Often these issues are subject to substantial uncertainties and, therefore, the probabilities of loss and an estimate of damages are difficult to ascertain. Consequently, for a large number of these claims, the Company is unable to make a reliable estimate of the expected financial effect that will result from ultimate resolution of the proceeding. In those cases, the Company has disclosed information with respect to the nature of the contingency. The Company has not accrued a provision for the potential outcome of these cases.
In cases in which quantifiable fines and penalties have been assessed or the Company has otherwise been able to reliably estimate the amount of probable loss, the Company has indicated the amount of such fine or penalty or the amount of provision accrued.
In a limited number of ongoing cases, the Company is able to make a reliable estimate of the expected loss or range of possible loss and has accrued a provision for such loss, but believes that publication of this information on a case-by-case basis would seriously prejudice the Company’s position in the ongoing legal proceedings or in any related settlement discussions. Accordingly, in these cases, the Company has disclosed information with respect to the nature of the contingency, but has not disclosed the estimate of the range of potential loss nor the amount recorded as a loss.
These assessments can involve a series of complex judgments about future events and can rely heavily on estimates and assumptions. These assessments are based on estimates and assumptions that have been deemed reliable by management. The Company believes that the aggregate provisions recorded for the above matters are adequate based upon currently available information. However, given the inherent uncertainties related to these cases and in estimating contingent liabilities, the Company could, in the future, incur judgments that could have a material effect on its results of operations in any particular period. The Company considers it highly unlikely, however, that any such judgments could have a material adverse effect on its liquidity or financial condition.
The matters discussed below constitute the most significant developments since publication of the disclosures concerning legal proceedings in note 9.3 to the Company's consolidated financial statements for the year ended December 31, 2020.
Tax claims
Kazakhstan
In November 2020, ArcelorMittal Temirtau filed a lawsuit in the Astana investment court against the State revenue committee. The dispute is related to a tax claim by the said committee resulting from an audit for the years 2013-2017. Court hearings started in February 2021 and resulted in a June 2021 judgment against ArcelorMittal Temirtau for 45 for tax and late payment interest as estimated by the authorities in their Notification of September 28, 2020. This decision will be appealed with the Court of second instance. If the judgment comes into force, an administrative penalty may be added which would increase the total to over 55.
Other legal claims
Italy
On November 4, 2019, ArcelorMittal sent to the Commissioners governing the Ilva insolvency procedure (the “Commissioners”) a notice to withdraw from or terminate the lease agreement with a conditional obligation to purchase the business of Ilva and certain of its subsidiaries. This notice was based, among other things, on provisions of the agreement that allow withdrawal in the event that a new law affects it’s environmental plan for the Taranto plant in such a way that materially impairs the ability of ArcelorMittal Italia to operate the plant or implement its industrial plan; these provisions were triggered following the Italian Parliament’s removal, on November 3, 2019, of the legal protection necessary for ArcelorMittal Italia to implement its environmental plan without risk of criminal liability. In response, the Commissioners filed suit in Milan seeking an injunction to prevent ArcelorMittal's withdrawal and termination of the agreement. Following negotiation between the parties, on March 4, 2020, ArcelorMittal and the Commissioners entered into a settlement agreement whereby ArcelorMittal agreed to revoke its notice to withdraw from the original Ilva lease agreement and the Ilva Commissioners agreed to withdraw their request for an injunction.
In addition, following a complaint filed by the Commissioners, in mid-November 2019, prosecutors in Milan and Taranto opened investigations into potential violations of numerous criminal laws. Following the (i) search decrees issued by the Milan and Taranto Prosecution Offices and ensuing seizures of documents in November 2019, and (ii) restitution decree issued by the Milan Prosecution Office in September 2020, ArcelorMittal Italia has not been notified of further developments in the criminal investigations and is therefore not in a position to assess its potential liability, if any.
In February 2020, the Mayor of Taranto issued an order to ArcelorMittal Italia related to certain emissions events that appear to have occurred in August 2019 and on February 22 and 23, 2020 and that allegedly concerned the Taranto plant. The order required ArcelorMittal Italia to identify the responsible installations in 30 days and eliminate any anomalies within the subsequent 30 days or, if necessary, shut down certain installations relating to such emissions events (provided that, if no such identification was completed, the shut down would extend to substantially the entire "hot area" of the plant). The Mayor of Taranto further alleged that adequate responses concerning such emissions were not received from the Ministry of the Environment. In response to this order, ArcelorMittal Italia filed an appeal on the merits and an application for interim measures to stay the order with the Regional Administrative Court in Lecce. In April 2020, the court upheld ArcelorMittal Italia’s application for interim measures and suspended the Mayor of Taranto’s order until a further hearing in October 2020. The interim order further required the Ministry of the Environment to file reports concerning the emissions events which served as the basis for the Mayor of Taranto’s order. After the Ministry provided such reports, the October 2020 hearing was postponed until December 15, 2020, at which hearing the Court confirmed the suspension of the order and scheduled the hearing for the discussion of the merits for January 27, 2021. On February 13, 2021, the Court rejected ArcelorMittal Italia’s appeal. On February 18, 2021, ArcelorMittal Italia filed an appeal with the State Council (the highest appellate body in this case) on the merits and also requested an ex parte order to suspend the judgment pending a ruling on the merits. On February 19, 2021, the State Council (i) found that the 30-day period during which ArcelorMittal Italia would have to shut down installations had not yet started and would commence only on March 16, 2021, i.e., after the hearing to discuss the request for interim measures (which it set for March 11, 2021) and therefore found a lack at the time of demonstrable “extreme gravity and urgency” necessary for interim measures, and (ii) set a hearing date of May 13, 2021 in respect of the merits. On June 23, 2021, the judgment of the Council of State was published, upholding ArcelorMittal Italia’s appeal, setting aside the Mayor of Taranto’s order as unlawful on various grounds and thereby enabling ArcelorMittal Italia to continue operating the Taranto plant.
France
Certain subsidiaries of the ArcelorMittal group are parties to proceedings, dating from 2010, against Engie and Engie Thermique France which claim damages in the amount of 181 for an alleged wrongful termination of a contract for the transformation of steel production gas into electricity. The ArcelorMittal subsidiaries have filed a counterclaim in the amount of 225. The contract had been entered into in 2006 for a term of 20 years. ArcelorMittal Méditerranée terminated it in July 2010 on the basis that Engie was solely responsible for the delay in the commissioning of the power plant (which suffered from significant malfunctions) constructed for the transformation of steel production gas into electricity. Engie claims that ArcelorMittal was in breach of the contract at the time of the termination due to certain alleged issues with the furnishing and quality of its steel production gas, and therefore unable to terminate the contract based on the sole breaches of Engie. The case was heard before the Commercial Court of Nanterre. In November 2019, the Appeals Court of Versailles determined (having been asked to decide whether a decision by the Commercial Court of Nanterre was in fact an official, formal judgment) that the earlier decision of the Commercial Court of Nanterre was the official first instance decision of the court. As a result, ArcelorMittal was ordered to pay damages of 4 plus interest. In February 2020, Engie filed an appeal. A settlement agreement was signed in July 2021 bringing the litigation to an end.
Other
Brazil
Pursuant to the Complementary Agreement Term signed on June 7, 2021 between ArcelorMittal Brasil and the Federal and State Prosecutor Offices, ArcelorMittal Brasil incurred the obligation to execute an action plan to ensure the stability, safety and decommissioning of the Serra Azul tailing dam. As of June 30, 2021, the Company concluded that given the specific characteristics of the project, which has a high degree of complexity and uncertainty, including for the type of remediation that will be performed, it could not yet determine a reliable estimate for the underlying costs to recognize a liability. The Company expects to be able to determine such an estimate during the second half of 2021 after approval of the detailed terms of the plan.